Exhibit 10.4

JOINDER TO PLEDGE AND SECURITY AGREEMENT

THIS JOINDER TO PLEDGE AND SECURITY AGREEMENT (this “Agreement”), dated as of October 11, 2016, is entered into by and among FARMER BROS. CO., a Delaware corporation, COFFEE BEAN INTERNATIONAL, INC. an Oregon corporation, FBC FINANCE COMPANY, a California corporation and COFFEE BEAN HOLDING CO., INC., a Delaware corporation (each individually an “Existing Grantor”, and individually and collectively, jointly and severally, the “Existing Grantors”), CHINA MIST BRANDS, INC., a Delaware corporation formerly known as Tea Leaf Acquisition Corp. (“New Grantor”, and together with Existing Grantors, each a “Grantor” and collectively, the “Grantors”) and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the below defined Lenders (the “Administrative Agent”) to join New Grantor to that certain Pledge and Security Agreement, dated as of March 2, 2015, by and among Existing Grantors and the Administrative Agent (as amended, restated, supplemented, or otherwise modified from time to time, the “Security Agreement”).

RECITAL

A.    The Existing Grantors, the Administrative Agent and the lenders party thereto as “Lenders” (each individually, a “Lender” and collectively, the “Lenders”) have previously entered into that certain Credit Agreement, dated as of March 2, 2015 (as amended, restated, supplemented, or otherwise modified from time to time in accordance with its terms, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement or, if not defined therein, in the Credit Agreement.

B.    Existing Grantors, Administrative Agent and New Grantor are simultaneously herewith entering into that certain Joinder Agreement, dated as of the date hereof, pursuant to which New Grantor has been added as a “Borrower” under the Credit Agreement.

AGREEMENT

The Grantors and the Administrative Agent, for the benefit of the Lenders, hereby agree as follows:

1.New Grantor hereby acknowledges, agrees and confirms that, by its execution of this Agreement, New Grantor will be deemed to be a “Grantor” for all purposes of the Security Agreement with the same force and effect as if New Grantor had duly executed and delivered the Security Agreement as a Grantor thereunder in addition to the Existing Grantors, and shall have all of the obligations of a Grantor thereunder. Each reference to a “Grantor” or “Grantors” in the Security Agreement shall be deemed to include New Grantor in addition to Existing Grantors. The Security Agreement is incorporated herein by reference.
2.    New Grantor hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement applicable to it as a “Grantor” thereunder, including without limitation all of the covenants set forth in Articles IV and VII of the Security Agreement. New Grantor hereby makes the representations and warranties as a “Grantor” contained in the Security Agreement in Article III and agrees that such representations and warranties by it as a “Grantor” are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) on and as of the date hereof.

3.    To secure the prompt and complete payment and performance of all Secured Obligations, New Grantor does hereby pledge, collaterally assign and grant to the Administrative Agent, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of New Grantor’s right, title and interest in, to and under the Collateral including, without limitation, the personal property and other assets described in items (i) through (xv) of Article II of the Security Agreement; provided, however, that “Collateral” (and each defined term used in the definition of Collateral) shall not include any Excluded Collateral; and provided, further, that if and when any property shall cease to be Excluded Collateral, such property shall be deemed at all times from and after such date to constitute Collateral.
4.    The information set forth in Exhibits A, B, C, D, E, F, G and H of Annex A attached hereto supplements the information set forth in Exhibits A, B, C, D, E, F, G and H, respectively, to the Security Agreement and shall be deemed a part thereof for all purposes of the Security Agreement; provided, however, that with respect to the representations and warranties by New Grantor made as of the date of the Security Agreement which incorporate such exhibits by reference as of such date, such representations and warranties by New Grantor shall be deemed to be made as of the date hereof.
5.    New Grantor hereby authorizes the Administrative Agent to file, and if requested will deliver to the Administrative Agent, all financing statements and other documents and take such other actions as may from time to time be reasonably requested by the Administrative Agent in order to maintain a first priority perfected security interest (subject to Permitted Liens) in and, if applicable, Control of, the Collateral owned by New Grantor. Any financing statement filed by the Administrative Agent may be filed in any filing office in any UCC jurisdiction and may (a) indicate New Grantor’s Collateral (i) as all assets of New Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC of such jurisdiction, or (ii) by any other description which reasonably approximates the description contained in this Agreement and the Security Agreement, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether New Grantor is an organization, the type of organization and any organization identification number issued to New Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating New Grantor’s Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. New Grantor also agrees to furnish any such information described in the foregoing sentence to the Administrative Agent promptly upon request. New Grantor also ratifies its authorization for the Administrative Agent to have filed in any UCC jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.
6.    New Grantor represents and warrants to Administrative Agent and the Lenders that as of the date hereof:
(a)    New Grantor has the requisite corporate power and authority to execute and deliver this Agreement, and to perform its obligations hereunder and under the Loan Documents (as modified hereby) to which it is a party. The execution, delivery, and performance by New Grantor of this Agreement have been duly approved by all necessary corporate action.
(b)    This Agreement has been duly executed and delivered by New Grantor and constitutes its valid and legally binding obligation, enforceable against it in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, or other similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

7.    This Agreement is a Loan Document. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement.
8.    THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF CALIFORNIA, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW, CONSENT TO JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTIONS 8.16, 8.17, AND 8.18 OF THE SECURITY AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

[REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

CHINA MIST BRANDS, INC.

By: /s/ Isaac N. Johnston, Jr.
Name:     Isaac N. Johnston, Jr.
Title:    Chief Financial Officer

Acknowledged and agreed to as of the date set forth above:

FARMER BROS CO.

By:    /s/ Isaac N. Johnston, Jr.
Name:    Isaac N. Johnston, Jr.
Title:    CFO & Treasurer

COFFEE BEAN INTERNATIONAL, INC.

By:    /s/ Isaac N. Johnston, Jr.
Name:    Isaac N. Johnston, Jr.
Title:    CFO & Treasurer

FBC FINANCE COMPANY

By:    /s/ Isaac N. Johnston, Jr.
Name:    Isaac N. Johnston, Jr.
Title:    CFO & Treasurer

COFFEE BEAN HOLDING CO., INC.

By:    /s/ Isaac N. Johnston, Jr.
Name:    Isaac N. Johnston, Jr.
Title:    CFO & Treasurer

Signature Page to Joinder to Pledge and Security Agreement

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By: /s/ Ross Gilbert
Name: Ross Gilbert
    Title: Authorized Officer

Signature Page to Joinder to Pledge and Security Agreement

ANNEX A

INFORMATION TO BE ADDED TO EXHIBITS

See Attached.